UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-5445

Name of Registrant:	Vanguard Fenway Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2004 - March 31, 2005

Item 1:	Reports to Shareholders

Vanguard® Equity Income Fund

March 31, 2005

CONTENTS

  1 CHAIRMAN'S LETTER
  6 FUND PROFILE
  7 GLOSSARY OF INVESTMENT TERMS
  8 PERFORMANCE SUMMARY
  9 FINANCIAL STATEMENTS
20 ABOUT YOUR FUND'S EXPENSES
21 ADVISORY AGREEMENTS
23 ADVANTAGES OF VANGUARD.COM

SUMMARY

• Vanguard Equity Income Fund earned 7.7% during the first half of its 2005 fiscal year, matching the return of the broad market, but lagging those of its value-oriented benchmarks.
• Stocks in general saw a decline toward the end of the period, but equities (particularly value issues) still generated solid gains for the full six months.
• Although the fund had broad-based gains across most industry sectors, these gains did not keep pace with those of the benchmark index.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

 Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN’S LETTER

Dear Shareholder,

During the first half of its 2005 fiscal year, Vanguard Equity Income Fund returned 7.7%. This was a solid result that was on par with the broad market’s return, but it lagged the returns of the fund’s comparative measures, despite stellar gains by the fund’s holdings in several areas.

The adjacent table shows the six-month total returns for your fund; the unmanaged Russell 1000 Value Index; the average equity income fund; and the broad market, as measured by the Dow Jones Wilshire 5000 Composite Index.

Total Returns	Six Months Ended March 31, 2005

Vanguard Equity Income Fund
Investor Shares	7.7%
Admiral Shares	7.7
Russell 1000 Value Index	10.5
Average Equity Income Fund*	8.3
Dow Jones Wilshire 5000 Index	7.7

*Derived from data provided by Lipper Inc.

Total return is based on capital change plus reinvested distributions.

For details on the fund’s distributions and changes in the fund’s share prices, please see the table on page 5. Your fund’s dividend yield at the end of the fiscal half-year—at 2.6% (2.7% for Admiral Shares), well above the yield of the broad market—was the same as at the start of the period.

STOCKS FALTERED AFTER YEAR-END SURGE

Throughout the fiscal half-year, the U.S. economy continued to show signs of consistent growth, helping the broad stock market to climb nearly 8%. However, a closer look shows that the period presented a twofold tale: a postelection surge in stocks through the end of 2004, followed by a weakening stock market in 2005. Rising prices (particularly for commodities such as oil) and interest rates, combined with profit warnings or other problems associated with some corporate giants, were a cause for worry among investors.

After tapering off from its peak in October, the price of crude oil again surged, reaching a new high toward the end of the period. Not surprisingly, energy-related stocks led the market. Stocks in traditionally defensive sectors such as consumer staples and materials & processing had strong gains as well. On the other hand, climbing fuel prices and rising interest rates (which make borrowing expensive) dampened returns in the auto & transportation and financial services sectors.

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

As they have since the market bubble burst in March 2000, small- and mid-capitalization stocks continued to outpace their large-cap counterparts during the six months, though the performance gap narrowed considerably. Meanwhile, value stocks—those considered undervalued relative to company earnings, book value, or other measures—continued to dominate growth issues.

Following many months of decline against other currencies, the U.S. dollar rebounded modestly in early 2005, though not enough to blunt markets. International stocks, particularly those in emerging markets, continued to outperform the U.S. market during the six months, both in local currencies and in dollars.

Market Barometer	Total Returns Periods Ended March 31, 2005
	Six Months	One Year	Five Years*

Stocks
Russell 1000 Index (Large-caps)	7.7%	7.2%	-3.0%
Russell 2000 Index (Small-caps)	8.0	5.4	4.0
Dow Jones Wilshire 5000 Index	7.7	7.1	-2.6
(Entire market)
MSCI All Country World Index
ex USA (International)	15.8	16.1	-0.1

Bonds
Lehman Aggregate Bond Index	0.5%	1.1%	7.1%
(Broad taxable market)
Lehman Municipal Bond Index	1.2	2.7	6.6
Citigroup 3-Month Treasury Bill Index	1.0	1.6	2.6

CPI
Consumer Price Index	1.8%	3.1%	2.5%

BOND RESULTS WERE MIXED

Many bond investors continued to anticipate a broad increase in interest rates. As expected, the Federal Reserve Board made “measured” increases in its target for the federal funds rate, which ended the period at 2.75%. The flattening of the U.S. Treasury yield curve continued, as yields of short-maturity bonds rose more than those of long-maturity issues.

The rise in the short end of the government yield curve closely followed the Fed’s four quarter-point increases in the target federal funds rate during the half-year.

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned only 0.5%. Across the maturity spectrum, corporate bonds generally performed much the same as government securities; municipal bond returns were somewhat higher. The yield of the 3-month Treasury bill, a proxy for money market yields, ended the six months at 2.77%.

FUND EARNED BROAD-BASED BUT UNEVEN GAINS

Vanguard Equity Income Fund’s total return of 7.7% was driven by strong gains across virtually all industry sectors, but especially in integrated oils (+22%). ExxonMobil and ConocoPhillips were the two largest individual contributors to the fund’s performance. However, there were two notable exceptions to the strong uptrend across sectors. Holdings in auto & transportation returned about –20%, with General Motors and Delphi among the largest individual drags on the fund’s performance. In addition, the fund’s financial services stocks—which, at roughly 30% of assets, on average, during the half-year represented the fund’s largest sector commitment—collectively gained a tepid 1%.

Fund Assets Managed	March 31, 2005
	$ Million	Percentage

Wellington Management Company, LLP	$1,921	48%
Vanguard Quantitative Equity Group	1,149	29
John A. Levin & Company, Inc.	773	19
Cash Investments*	141	4

Total	$3,984	100%

*These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

The advisors’ stock selections in auto & transportation, financial services, and a few other sectors, notably health care, lagged those in the Russell 1000 Value Index by enough to more than offset the advisors’ superior stock selections in other areas. The fund’s below-benchmark performance also reflected an underweighting of the period’s best-performing sectors. For example, the fund had its strongest gains—both in absolute and relative terms—in the “other energy” sector, but this sector accounted for less than 1% of the fund’s assets, on average, during the period.

We should note that part of the fund’s mandate is to invest in stocks with above-average dividend yields, which means that the fund’s holdings—and, consequently, the fund’s returns—may diverge quite a bit from those of the Russell benchmark, since the inclusion of “value” stocks in the index is based on book values and earnings growth potential, not on dividend yields.

THE CASE FOR A LONG-TERM PERSPECTIVE

It would be shortsighted to read too much into a six-month period. The difference of a few months can radically change results, in both absolute and relative terms. The Equity Income Fund has logged an admirable long-term track record, especially compared with its mutual fund peers, thanks to a sensible strategy ably executed by the fund’s current and former investment advisors. (For the percentage of assets managed by each of the current advisors, please see the table on page 3.)

Annualized Expense Ratios: Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Equity Income Fund

Equity Income Fund	0.32%	0.21%	1.47%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

However, as solid as the Equity Income Fund is, no one fund should be a stand-alone investment. Over the past three decades, we have always counseled our clients to stay diversified across and within asset classes—stocks, bonds, and short-term investments—in proportions suitable for your goals, time horizon, and risk tolerance.

The past five years starkly highlighted the importance of combining such a balanced approach with a long-term perspective. Since the stock market peak of March 2000, we have experienced both the worst bear market in recent memory and one of the most remarkable recoveries. During this period, an investor who stuck with a well-diversified portfolio instead of chasing the hot investment of the day would have gotten through relatively unscathed. When it comes to investing, going for a single or a double will usually get you farther than swinging for the fences.

After all, if you lose 50% of an investment’s value, you have to earn 100% on what remains just to break even.

If you would like some help in fine-tuning your investment plan, or would like to explore a vast array of educational materials useful to both beginning and seasoned investors, I encourage you to visit Vanguard.com. Our website also provides many interactive tools that you might find useful.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 18, 2005

Your Fund's Performance at a Glance		September 30, 2004-March 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Equity Income Fund
Investor Shares	$22.82	$23.08	$0.310	$1.172
Admiral Shares	47.83	48.37	0.676	2.456

As of 3/31/2005	FUND PROFILE This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 7.

EQUITY INCOME FUND

Portfolio Characteristics
	Fund	Comparative Index*	Broad Index**

Number of Stocks	176	697	4,959
Median Market Cap	$31.3B	$32.4B	$26.7B
Price/Earnings Ratio	16.2x	16.3x	21.6x
Price/Book Ratio	2.4x	2.2x	2.7x
Yield	2.4%	1.6%
Investor Shares	2.6%
Admiral Shares	2.7%
Return on Equity	19.3%	17.3%	15.6%
Earnings Growth Rate	7.9%	9.1%	8.5%
Foreign Holdings	4.1%	0.0%	1.1%
Turnover Rate	34%†	--	--
Expense Ratio	--	--
Investor Shares	0.32%	†
Admiral Shares	0.21%	†
Short-Term Reserves	3%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.98	1.00	0.93	1.00
Beta	0.92	1.00	0.91	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**

Auto & Transportation	1%	2%	3%
Consumer Discretionary	7	9	16
Consumer Staples	7	6	7
Financial Services	30	31	22
Health Care	7	3	12
Integrated Oils	10	11	5
Other Energy	1	3	4
Materials & Processing	9	6	4
Producer Durables	6	4	5
Technology	3	6	12
Utilities	13	12	6
Other	3	7	4

Short-Term Reserves	3%	--	--

 *Russell 1000 Value Index.
**Dow Jones Wilshire 5000 Index.
† Annualized.

Ten Largest Holdings (% of total net assets)

Bank of America Corp.	3.3%
(banking)
ExxonMobil Corp.	3.3
(oil)
Citigroup, Inc.	3.2
(banking)
Caterpillar, Inc.	2.3
(manufacturing)
ConocoPhillips Co.	2.0
(energy and utilities)
Dow Chemical Co.	1.8
(chemicals)
Wyeth	1.7
(pharmaceuticals)
JPMorgan Chase & Co.	1.6
(banking)
Emerson Electric Co.	1.5
(electronics)
Alcoa Inc.	1.5
(metals and mining)

Top Ten	22.2%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared . A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

As of 3/31/2005	PERFORMANCE SUMMARY
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

EQUITY INCOME FUND

Fiscal-Year Total Returns (%) September 30, 1994–March 31, 2005

*Six months ended March 31, 2005.
Note: See Financial Highlights tables on pages 15 and 16 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005
				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Equity Income Fund
Investor Shares	3/21/1988	10.75%	5.94%	8.43%	3.07%	11.50%
Admiral Shares	8/13/2001	10.84	4.58*	--	--	--

*Return since inception

As of 3/31/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances.

Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Equity Income Fund	Shares	Market Value• (000)
COMMON STOCKS (93.3%)(1)

Auto & Transportation (1.4%)
Gentex Corp.	538,400	$17,175
General Motors Corp.	444,500	13,064
Delphi Corp.	2,345,950	10,510
Lear Corp.	187,850	8,333
Dana Corp.	421,582	5,392

		54,474

Consumer Discretionary (6.1%)
Kimberly-Clark Corp.	545,075	35,828
Regal Entertainment Group
Class A	1,092,500	22,975
The News Corp., Inc.	1,165,050	19,713
Newell Rubbermaid, Inc.	798,400	17,517
International Game Technology	642,897	17,140
Gannett Co., Inc.	208,300	16,472
Leggett & Platt, Inc.	544,100	15,714
Maytag Corp.	819,600	11,450
Limited Brands, Inc.	460,712	11,195
May Department Stores Co.	263,004	9,736
McDonald's Corp.	311,600	9,703
Gillette Co.	171,508	8,658
Belo Corp. Class A	357,200	8,623
Home Depot, Inc.	221,375	8,465
Clear Channel
Communications, Inc.	241,800	8,335
R.R. Donnelley & Sons Co.	255,600	8,082
Eastman Kodak Co.	245,624	7,995
New York Times Co. Class A	94,200	3,446
Viacom Inc. Class B	59,800	2,083

		243,130

Consumer Staples (6.6%)
Altria Group, Inc.	746,755	48,830
The Coca-Cola Co.	589,705	24,573
General Mills, Inc.	466,673	22,937
Kellogg Co.	464,310	20,091
Colgate-Palmolive Co.	355,600	18,552
Albertson's, Inc.	851,600	17,586
Diageo PLC ADR	298,450	16,982

Equity Income Fund	Shares	Market Value• (000)
H.J. Heinz Co.	453,164	16,695
ConAgra Foods, Inc.	506,900	13,696
Kraft Foods Inc.	397,500	13,137
Sysco Corp.	252,000	9,022
The Procter & Gamble Co.	145,650	7,719
The Clorox Co.	121,897	7,678
Sara Lee Corp.	301,570	6,683
Campbell Soup Co.	224,366	6,511
PepsiCo, Inc.	118,400	6,279
Carolina Group	140,600	4,654

		261,625

Financial Services (29.3%)
Banks--New York City (2.3%)
JPMorgan Chase & Co.	1,810,809	62,654
The Bank of New York Co., Inc.	989,675	28,750
Banks--Outside New York City (14.0%)
Bank of America Corp.	2,949,454	130,071
SunTrust Banks, Inc.	788,700	56,842
Wells Fargo & Co.	928,365	55,516
U.S. Bancorp	1,266,131	36,490
Wachovia Corp.	704,124	35,847
National City Corp.	1,024,600	34,324
PNC Financial Services Group	661,694	34,064
First Horizon National Corp.	665,300	27,138
Comerica, Inc.	416,500	22,941
Northern Trust Corp.	401,800	17,454
State Street Corp.	394,214	17,235
Mellon Financial Corp.	601,600	17,170
Fifth Third Bancorp	361,900	15,554
Regions Financial Corp.	312,827	10,136
Synovus Financial Corp.	353,000	9,835
BB& T Corp.	221,700	8,664
City National Corp.	107,100	7,478
Zions Bancorp	105,300	7,268
KeyCorp	208,770	6,775
FirstMerit Corp.	248,000	6,636
Diversified Financial Services (5.5%)
Citigroup, Inc.	2,819,566	126,711
Merrill Lynch & Co., Inc.	674,523	38,178
Morgan Stanley	636,850	36,460
Marsh & McLennan Cos., Inc.	543,100	16,521
Financial Data Processing Services (0.2%)
Paychex, Inc.	267,500	8,779
Financial Information Services (0.2%)
Dow Jones & Co., Inc.	228,800	8,550
Financial--Miscellaneous (1.8%)
Freddie Mac	272,450	17,219
MBNA Corp.	700,400	17,195
Fannie Mae	237,200	12,916
Fidelity National Financial, Inc.	309,940	10,209
MBIA, Inc.	151,400	7,915
Nationwide Financial
Services, Inc.	176,500	6,336
Insurance--Life (0.2%)
Jefferson-Pilot Corp.	164,900	8,088
Insurance--Multiline (1.3%)
Cincinnati Financial Corp.	203,470	8,873
Arthur J. Gallagher & Co.	293,467	8,452
Allstate Corp.	138,700	7,498
Protective Life Corp.	181,100	7,117
Aon Corp.	307,600	7,026
American International
Group, Inc.	125,300	6,943
Lincoln National Corp.	147,762	6,670
Insurance--Property-Casualty (2.1%)
XL Capital Ltd. Class A	434,200	31,423
The Chubb Corp.	337,701	26,770
ACE Ltd.	577,200	23,821
Mercury General Corp.	72,200	3,990
Real Estate Investment Trusts (0.6%)
Regency Centers Corp. REIT	409,500	19,504
General Growth
Properties Inc. REIT	121,630	4,148
Savings & Loan (1.1%)
Washington Mutual, Inc.	473,965	18,722
New York Community
Bancorp, Inc.	939,300	17,058
Astoria Financial Corp.	288,150	7,290

		1,169,224

Health Care (7.2%)
Wyeth	1,565,698	66,041
Pfizer Inc.	2,049,955	53,852
Abbott Laboratories	1,061,936	49,507
Baxter International, Inc.	909,000	30,888
Johnson & Johnson	393,241	26,410
Bristol-Myers Squibb Co.	690,032	17,568
Eli Lilly & Co.	325,069	16,936
GlaxoSmithKline PLC ADR	286,893	13,174
Merck & Co., Inc.	362,788	11,743

		286,119

Integrated Oils (9.4%)
ExxonMobil Corp.	2,179,630	129,906
ConocoPhillips Co.	753,900	81,301
BP PLC ADR	886,086	55,292

Equity Income Fund	Shares	Market Value• (000)
ChevronTexaco Corp.	772,820	$45,063
Shell Transport &
Trading Co. ADR	699,100	38,003
Royal Dutch Petroleum
Co. ADR	212,500	12,758
Unocal Corp.	194,375	11,991

		374,314

Other Energy (0.3%)
Williams Cos., Inc.	505,000	9,499
Apache Corp.	73,700	4,513

		14,012

Materials & Processing (8.5%)
Dow Chemical Co.	1,465,245	73,042
Alcoa Inc.	1,906,500	57,939
E.I. du Pont de Nemours & Co.	973,127	49,863
PPG Industries, Inc.	415,300	29,702
Air Products & Chemicals, Inc.	345,400	21,860
Archer-Daniels-Midland Co.	795,000	19,541
Weyerhaeuser Co.	265,900	18,214
Freeport-McMoRan
Copper & Gold, Inc. Class B	263,300	10,429
Valspar Corp.	182,100	8,475
Lyondell Chemical Co.	282,600	7,890
Sonoco Products Co.	251,700	7,262
Avery Dennison Corp.	106,100	6,571
Sappi Ltd. ADR	474,100	5,831
International Paper Co.	141,620	5,210
Aracruz Celulose SA ADR	137,500	4,923
Temple-Inland Inc.	60,200	4,368
Eastman Chemical Co.	65,900	3,888
Lafarge North America Inc.	46,300	2,706

		337,714

Producer Durables (6.0%)
Caterpillar, Inc.	984,700	90,041
Emerson Electric Co.	896,359	58,201
Northrop Grumman Corp.	419,450	22,642
Pitney Bowes, Inc.	347,035	15,658
*Koninklijke (Royal) Philips
Electronics N.V	538,050	14,807
Lockheed Martin Corp.	206,175	12,589
United Technologies Corp.	105,200	10,695
Dover Corp.	218,200	8,246
The Boeing Co.	77,732	4,544
Hubbell Inc. Class B	73,400	3,751

		241,174

Technology (2.3%)
Rockwell Automation, Inc.	422,100	23,908
Electronic Data Systems Corp.	788,500	16,298
Hewlett-Packard Co.	736,400	16,157
Microsoft Corp.	429,850	10,389
International Business
Machines Corp.	101,700	9,293
Raytheon Co.	194,200	7,516
*Accenture Ltd.	272,400	6,578

		90,139

Utilities (13.1%)
SBC Communications Inc.	2,208,873	52,328
Dominion Resources, Inc.	634,685	47,240
FPL Group, Inc.	1,087,966	43,682
Exelon Corp.	949,400	43,568
Entergy Corp.	555,450	39,248
BellSouth Corp.	1,472,304	38,707
Verizon Communications Inc.	1,074,282	38,137
Sprint Corp.	974,300	22,165
TXU Corp.	241,900	19,263
Duke Energy Corp.	675,334	18,916
Puget Energy, Inc.	818,900	18,049
Questar Corp.	280,500	16,620
AT& T Corp.	825,870	15,485
Cinergy Corp.	340,500	13,797
SCANA Corp.	282,400	10,793
Constellation Energy Group, Inc.	198,300	10,252
PPL Corp.	176,600	9,535
Kinder Morgan, Inc.	125,000	9,463
Northeast Utilities	462,500	8,912
Pinnacle West Capital Corp.	200,400	8,519
Public Service
Enterprise Group, Inc.	152,500	8,294
ALLTEL Corp.	131,200	7,196
NiSource, Inc.	299,500	6,826
Ameren Corp.	139,100	6,817
PanAmSat Holding Corp.	370,600	6,300

		520,112

Other (3.1%)
General Electric Co.	1,294,424	46,677
Honeywell International Inc.	683,537	25,434
Teleflex Inc.	366,800	18,773
Textron, Inc.	236,800	17,670
Tyco International Ltd.	474,000	16,021

		124,575

TOTAL COMMON STOCKS
(Cost $3,030,583)		3,716,612

TEMPORARY INVESTMENTS (8.5%)(1)

Exchange-Traded Fund (2.5%)
Vanguard Index Participation
Equity Receipts--Value	1,841,700	99,912

Equity Income Fund	Shares	Market Value• (000)
Money Market Fund (4.7%)
Vanguard Market Liquidity
Fund, 2.748%**	142,882,466	142,882
Vanguard Market Liquidity
Fund, 2.748%**--Note G	42,540,300	42,540

		185,422

	Face Amount (000)

U.S. Agency Obligation (0.2%)
Federal Home Loan Bank(2)
(3) 2.555%, 4/20/20	$7,000	6,989

Repurchase Agreement (1.1%)
JPMorgan Securities Inc.
2.870%, 4/1/2005
(Dated 3/31/2005,
Repurchase Value $45,304,000,
collateralized by Federal National
Mortgage Assn.,
Adjustable Rate, 12/1/2034)	45,300	45,300

TOTAL TEMPORARY INVESTMENTS
(Cost $332,841)		337,623

TOTAL INVESTMENTS (101.8%)
(Cost $3,363,424)

OTHER ASSETS AND LIABILITIES (-1.8%)

Other Assets--Note C		36,838
Liabilities--Note G		(107,222)

		(70,384)

NET ASSETS (100%)		$3,983,851

 •See Note A in Notes to Financial Statements.
 *Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures and exchange-traded funds. After giving effect to these investments, the fund’s effective common stock and temporary cash investment positions represent 98.0% and 3.8%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
(3)Securities with a value of $6,989,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

Amount (000)
AT MARCH 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$3,220,910
Undistributed Net Investment Income	1,055
Accumulated Net Realized Gains	72,495
Unrealized Appreciation (Depreciation)
Investment Securities	690,811
Futures Contracts	(1,420)

NET ASSETS	$3,983,851

Investor Shares--Net Assets
Applicable to 141,025,039
outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$3,254,553

NET ASSET VALUE PER SHARE--
INVESTOR SHARES	$23.08

Admiral Shares--Net Assets
Applicable to 15,076,018
outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$729,298

NET ASSET VALUE PER SHARE--
ADMIRAL SHARES	$48.37

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Equity Income Fund Six Months Ended March 31, 2005 (000)

INVESTMENT INCOME
Income
Dividends	$57,046
Interest	1,485
Security Lending	41

Total Income	58,572

Expenses
Investment Advisory Fees--Note B
Basic Fee	2,032
Performance Adjustment	(107)
The Vanguard Group--Note C
Management and Administrative
Investor Shares	3,015
Admiral Shares	291
Marketing and Distribution
Investor Shares	198
Admiral Shares	45
Custodian Fees	47
Shareholders' Reports
Investor Shares	49
Admiral Shares	1
Trustees' Fees and Expenses	3

Total Expenses	5,574
Expenses Paid Indirectly--Note D	(209)

Net Expenses	5,365

NET INVESTMENT INCOME	53,207

REALIZED NET GAIN (LOSS)
Investment Securities Sold	88,478
Futures Contracts	7,922

REALIZED NET GAIN (LOSS)	96,400

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	118,544
Futures Contracts	(1,368)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	117,176

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$266,783

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Equity Income Fund
	Six Months Ended Mar. 31, 2005 (000)	Year Ended Sept. 30, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$53,207	$82,799
Realized Net Gain (Loss)	96,400	183,686
Change in Unrealized Appreciation (Depreciation)	117,176	248,018

Net Increase (Decrease) in Net Assets Resulting from Operations	266,783	514,503

Distributions
Net Investment Income
Investor Shares	(40,936)	(69,799)
Admiral Shares	(9,375)	(14,449)
Realized Capital Gain*
Investor Shares	(149,036)	(53,695)
Admiral Shares	(31,863)	(9,958)

Total Distributions	(231,210)	(147,901)

Capital Share Transactions--Note H
Investor Shares	387,034	308,594
Admiral Shares	113,411	135,998

Net Increase (Decrease) from Capital Share Transactions	500,445	444,592

Total Increase (Decrease)	536,018	811,194

Net Assets
Beginning of Period	3,447,833	2,636,639

End of Period	$3,983,851	$3,447,833

*Includes fiscal 2005 and 2004 short-term gain distributions totaling $74,541,000 and $7,073,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Equity Income Fund Investor Shares

		Year Ended September 30,
For a Share Outstanding Throughout Each Period	Six Months Ended Mar. 31, 2005	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$22.82	$20.11	$17.36	$22.22	$24.06	$24.14

Investment Operations
Net Investment Income	.328	.576	.50	.48	.539	.62
Net Realized and Unrealized Gain (Loss)
on Investments	1.414	3.196	2.75	(4.26)	(.699)	.81

Total from Investment Operations	1.742	3.772	3.25	(3.78)	(.160)	1.43

Distributions
Dividends from Net Investment Income	(.310)	(.585)	(.50)	(.48)	(.540)	(.64)
Distributions from Realized Capital Gains	(1.172)	(.477)	--	(.60)	(1.140)	(.87)

Total Distributions	(1.482)	(1.062)	(.50)	(1.08)	(1.680)	(1.51)

Net Asset Value, End of Period	$23.08	$22.82	$20.11	$17.36	$22.22	$24.06

Total Return	7.67%	19.07%	18.87%	-17.89%	-0.81%	6.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,255	$2,838	$2,221	$1,776	$2,182	$2,420
Ratio of Total Expenses to
Average Net Assets*	0.32%**	0.32%	0.45%	0.46%	0.47%	0.43%
Ratio of Net Investment Income to
Average Net Assets	2.82%**	2.61%	2.61%	2.21%	2.26%	2.59%
Portfolio Turnover Rate	34%**	36%	55%	21%	31%	36%

*Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.03%, 0.03%, 0.02%, and (0.02%). **Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)

Equity Income Fund Admiral Shares

		Year Ended September 30,
For a Share Outstanding Throughout Each Period	Six Months Ended Mar. 31, 2005	2004	2003	2002	Aug.13* to Sept. 30, 2001

Net Asset Value, Beginning of Period	$47.83	$42.15	$36.39	$46.57	$50.00

Investment Operations
Net Investment Income	.711	1.255	1.078	1.040	.128
Net Realized and Unrealized Gain (Loss) on Investments	2.961	6.698	5.770	(8.918)	(3.301)

Total from Investment Operations	3.672	7.953	6.848	(7.878)	(3.173)

Distributions
Dividends from Net Investment Income	(.676)	(1.273)	(1.088)	(1.044)	(.257)
Distributions from Realized Capital Gains	(2.456)	(1.000)	--	(1.258)	--

Total Distributions	(3.132)	(2.273)	(1.088)	(2.302)	(.257)

Net Asset Value, End of Period	$48.37	$47.83	$42.15	$36.39	$46.57

Total Return	7.72%	19.19%	18.98%	-17.80%	-6.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$729	$610	$416	$253	$162
Ratio of Total Expenses to Average Net Assets**	0.21%†	0.22%	0.35%	0.39%	0.39%†
Ratio of Net Investment Income to Average Net Assets	2.94%†	2.71%	2.71%	2.29%	2.11%†
Portfolio Turnover Rate	34%†	36%	55%	21%	31%

*Inception. **Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.03%, 0.03%, and 0.02%. † Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Futures Contracts: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Repurchase Agreements: The fund may invest in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan.

        Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.      Wellington Management Company, LLP, and John A. Levin & Co., Inc., each provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income average. The basic fee for John A. Levin & Co., Inc. is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $367,000 for the six months ended March 31, 2005. For the six months ended March 31, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets before a decrease of $107,000 (0.01%) based on performance.

C.      The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2005, the fund had contributed capital of $513,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.51% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.      The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2005, these arrangements reduced expenses by $209,000 (an annual rate of 0.01% of average net assets).

E.      Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2005, net unrealized appreciation of investment securities for tax purposes was $690,811,000, consisting of unrealized gains of $764,284,000 on securities that had risen in value since their purchase and $73,473,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2005, the aggregate settlement value of open futures contracts expiring in June 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Index Fund/Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	157	$46,468	$(692)
S&P MidCap 400 Index	95	31,426	(652)
E-Mini S&P 500 Index	104	6,156	2
E-Mini MidCap 400 Index	70	4,631	(78)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F.      During the six months ended March 31, 2005, the fund purchased $981,845,000 of investment securities and sold $607,107,000 of investment securities other than temporary cash investments.

G.      The market value of securities on loan to broker/dealers at March 31, 2005, was $40,254,000, for which the fund received cash collateral of $42,540,000.

H.      Capital share transactions for each class of shares were:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Investor Shares
Issued	$461,735	19,749	$601,446	27,041
Issued in Lieu of Cash Distributions	173,302	7,509	111,090	5,086
Redeemed	(248,003)	(10,613)	(403,942)	(18,185)

Net Increase (Decrease)--Investor Shares	387,034	16,645	308,594	13,942

Admiral Shares
Issued	147,097	3,004	216,735	4,610
Issued in Lieu of Cash Distributions	30,894	639	18,133	396
Redeemed	(64,580)	(1,315)	(98,870)	(2,122)

Net Increase (Decrease)--Admiral Shares	113,411	2,328	135,998	2,884

ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2005
Equity Income Fund	Beginning Account Value 9/30/2004	Expenses Account Value Period*	Ending Paid During 3/31/2005

Based on Actual Fund Return
Investor Shares	$1,000.00	$1.66	$1,076.70
Admiral Shares	1,000.00	1.09	1,077.15
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1.61	$1,023.34
Admiral Shares	1,000.00	1.06	1,023.88

*These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.21% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table at left are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

TRUSTEES RENEW ADVISORY ARRANGEMENTS

The board of trustees of Vanguard Equity Income Fund has renewed investment advisory arrangements with John A. Levin & Co., Inc., Wellington Management Company, LLP, and The Vanguard Group, the fund’s investment advisors. The board determined that the retention of the three advisors was in the best interests of the fund and its shareholders.

The board considered each arrangement separately, deciding to renew each of them based upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of investment management over both short- and long-term periods, and took into account the organizational depth and stability of each firm.

• John A. Levin & Co. Inc. John A. Levin’s portfolio management team has significant depth and experience. Lead manager John A. Levin has more than 40 years of investment experience and is backed by a team of 52 investment professionals and ten industry analysts. He has advised the fund since 1995. The firm, a subsidiary of BKF Capital Group, has assets under management of approximately $13 billion.

• Wellington Management Company, LLP. Wellington Management, which has more than $470 billion in assets under management, is stable, experienced, and financially strong. John R. Ryan, the Wellington Management portfolio’s lead manager, has more than 20 years of investment experience and is backed by an assistant portfolio manager and a team of five analysts. The analyst team, which is supported by Wellington Management’s 80 analysts, has been together for more than a decade.

• The Vanguard Group. The Vanguard Group, through its Quantitative Equity Group, has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $580 billion in assets (stocks an bonds). The group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. Each investment advisor has carried out its investment strategy in disciplined fashion, and the results provided by each advisor have been in line with expectations. The fund outperformed the average returns of its peer group over the one-, five-, and ten-year periods. Information about the fund’s performance, including some of the data considered by the board, can be found in the “Performance Summary” section of this report.

COST

The fund’s expense ratio was far below the average expense ratio charged by funds in the fund’s peer group. The fund’s advisory fees were also well below the peer-group average. Information about the fund’s expense ratio appears in the “About Your Fund’s Expenses” section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board does not consider profitability of the advisors in determining whether to approve the advisory fee. John A. Levin & Co. and Wellington Management Company are independent firms, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a “profitability” analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and only produces “profits” in the form of reduced expenses for fund shareholders.

THE BENEFIT OF ECONOMIES OF SCALE

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for John A. Levin & Co. and Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase. The board also concluded that the Equity Income Fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

Each of the advisory arrangements will continue for one year and is renewable after that for successive one-year periods.

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, PlainTalk , and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners. All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
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Fund Information
800-662-7447

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Services
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Text Telephone
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© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q652 052005

Vanguard® Growth Equity Fund

March 31, 2005

CONTENTS

1 CHAIRMAN'S LETTER
5 ADVISOR'S REPORT
8 FUND PROFILE
9 GLOSSARY OF INVESTMENT TERMS
10 PERFORMANCE SUMMARY
11 FINANCIAL STATEMENTS
19 ABOUT YOUR FUND'S EXPENSES

SUMMARY

• Vanguard Growth Equity Fund returned 5.8% during the six months ended March 31, 2005, a volatile period for the stock market.
• The fund outperformed its benchmark index and the average competing fund, but trailed the gain of the overall U.S. market.
• Several of the advisor’s stock selections paid off handsomely, particularly in the technology, health care, financial services, and materials & processing sectors.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services,which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

 Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN’S LETTER

Dear Shareholder,

Vanguard Growth Equity Fund returned 5.8% during the six months ended March 31, 2005, surpassing the performance of its primary benchmark, the Russell 1000 Growth Index, as well as the average return of its mutual fund peer group. However, the fund’s return lagged the gain of the overall U.S. stock market.

The table below shows your fund’s performance, along with that of its benchmarks. You can find more information about the fund’s performance, including starting and ending share prices and per-share distributions for the period, on page 4.

Total Returns	Six Months Ended March 31, 2005

Vanguard Growth Equity Fund	5.8%
Russell 1000 Growth Index	4.7
Average Large-Cap Growth Fund*	4.7
Dow Jones Wilshire 5000 Index	7.7

*Derived from data provided by Lipper Inc.

STOCKS FALTERED AFTER A YEAR-END SURGE

Throughout the fiscal half-year, the U.S. economy continued to show signs of consistent growth. The broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, ended the six months with a return of 7.7%. However, a closer look shows that the half-year presented a twofold tale: a postelection surge in stocks through the end of 2004, followed by a weakening stock market in 2005, as investors worried about signs of rising inflation and sharply increased prices for commodities, particularly energy.

During the six months, small- and mid-capitalization stocks outpaced their large-cap counterparts, and value stocks outpaced growth—a now-familiar pattern. In fact, in the five years since the March 2000 bursting of the market bubble inflated by large growth stocks, small-and mid-cap stocks have far outpaced their large-cap counterparts, and

1

value issues have outpaced growth. Not surprisingly, for the six months ended March 31, the top performers were energy-related stocks, which benefited from higher oil prices and increased worldwide demand.

Among international stocks, emerging markets continued to outperform developed markets. Reversing 2004‘s anxiety-inducing trend, the U.S. dollar rebounded modestly against major foreign currencies in early 2005. For the six-month period, international equities posted outstanding returns compared with U.S. stocks.

BOND RESULTS WERE MIXED

Many bond investors continued to anticipate a broad increase in interest rates. As expected, the Federal Reserve Board made “measured” increases in its target for the federal funds rate, which ended the period at 2.75%. The flattening of the U.S. Treasury yield curve continued, as yields of short-maturity bonds rose more than those of long-maturity issues. The rise in the short end of the government yield curve closely followed the Fed’s four quarter-point increases in the target federal funds rate during the half-year.

Market Barometer	Total Returns Periods Ended March 31, 2005
	Six Months	One Year	Five Years*

Stocks
Russell 1000 Index (Large-caps)	7.7%	7.2%	-3.0%
Russell 2000 Index (Small-caps)	8.0	5.4	4.0
Dow Jones Wilshire 5000 Index	7.7	7.1	-2.6
(Entire market)
MSCI All Country World Index
ex USA (International)	15.8	16.1	-0.1

Bonds
Lehman Aggregate Bond Index	0.5%	1.1%	7.1%
(Broad taxable market)
Lehman Municipal Bond Index	1.2	2.7	6.6
Citigroup 3-Month Treasury Bill Index	1.0	1.6	2.6

CPI
Consumer Price Index	1.8%	3.1%	2.5%

*Annualized.

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned only 0.5%. Across the maturity spectrum, corporate bonds generally performed much the same as government securities; municipal bond returns were somewhat higher. The yield of the 3-month Treasury bill, a proxy for money market yields, ended the six months at 2.77%.

STRONG STOCK SELECTION HELPED IN THE SEESAW MARKET

Turner Investment Partners, your fund’s advisor, generally keeps the Growth Equity Fund’s sector weightings fairly close to those of the

2

Russell 1000 Growth Index, seeking to add value through stock selection. During the half-year, Turner’s efforts were successful, as the fund produced a respectable and benchmark-beating gain of 5.8% despite a market that shifted course midway through the period. After advancing 11.4% in the fourth quarter of 2004, your fund—like the broad market—stumbled in the first three months of 2005, returning –5.1%.

For the six months, the largest contributors to the fund’s return were its technology and health care holdings. Among the top-performing tech holdings were Apple Computer, which enjoyed immense success with its iPod product, and Marvell Technology, a rapidly growing wireless networker. Among health care holdings, the best performers were Johnson & Johnson, the fund’s largest holding at period-end, and two pharmacy benefits managers, Caremark Rx and Medco Health Solutions. The fund’s biotechnology holdings, however, did not perform well. Together, the two sectors accounted for more than 40% of assets and contributed over half the fund’s return for the period.

Annualized Expense Ratios: Your fund compared with its peer group
	Fund	Average Large-Cap Growth Fund

Growth Equity Fund	0.77%	1.51%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The fund’s financial services stocks yielded exceptional returns and were strong contributors as well. As a group, the advisor’s stock choices in the sector posted a return significantly higher than that of the corresponding index sector. That success came despite numerous obstacles during the six months, most notably rising interest rates and heightened regulatory scrutiny in the insurance industry. Among the top-performing stocks were Goldman Sachs, CheckFree, and T. Rowe Price.

Stock-picking was also excellent in the relatively small materials & processing sector. The fund’s holdings produced much better returns than the index’s constituents. Rising commodity prices accounted for the strong gains.

For a closer look at the fund’s performance during the period, see the Advisor’s Report, which begins on page 5.

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THE CASE FOR A LONG-TERM PERSPECTIVE

History has shown that the financial markets can be anything but calm, as evidenced by the stock market downturn of 2000–2002. Vanguard has always counseled that your best defense against this uncertainty is a carefully considered, balanced portfolio of stock, bond, and cash investments held in proportions suited to your own risk tolerance, time frame, and objectives.

Choose low-cost, diversified mutual funds to implement your plan, and then stick with it. If you follow your plan through good times and bad times, you may not take your portfolio to the loftiest heights in the short term, but you can improve your chances of avoiding the depths of market downturns. The Growth Equity Fund, by virtue of its more aggressive approach to stock investing, serves best as just a part of a broadly diversified stock portfolio.

If you would like some help in fine-tuning your investment plan, or would like to explore a vast array of educational material useful to both beginning and seasoned investors, I encourage you to visit Vanguard.com. Our website also provides many interactive tools that you might find useful.

Thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 18, 2005

Your Fund's Performance at a Glance		September 30, 2004-March 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Growth Equity Fund	$8.68	$9.17	$0.011	$0.000

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ADVISOR’S REPORT

Reflecting shifting investor sentiment, the stock market’s course changed from bullish to bearish in the six-month period ended March 31, 2005. After rising in the first three months of the period, the stock market fell in the closing three months. The Growth Equity Fund returned 5.8% for the period, which compared favorably with the Russell 1000 Growth Index’s 4.7% return.

Like the market, the fund produced solid gains in the first half of the period, but then gave up a fair share of those gains in the second half. That was more or less how we had expected the fund to perform, given the market environment. Indeed, the fund has tended to exhibit certain patterns of predictability historically. When the market goes up, the fund tends to do well, but when the market goes down, the fund tends to record market-like losses.

Six of the fund’s ten sector positions outperformed their corresponding index sectors. All ten positions recorded positive returns. (A note on sector positions: We divide the market into ten sectors, fitting companies in the “other” and “other energy” categories into what we consider the appropriate industry groups.

The Fund Profile on page 8 lists all 12 Russell index sectors.)

Investment Philosophy

The advisor believes that superior long-term results can be achieved by emphasizing stocks that have above-average earnings prospects.

The largest margin between the performance of the fund’s holdings and those of the index came in the financial services sector, where the fund’s holdings returned 4.9%, compared with a –4.6% loss for the index sector. Winners here included investment bank Goldman Sachs, transaction processor CheckFree, investment manager T. Rowe Price, and broker Charles Schwab. Also contributing significantly to performance were materials & processing and consumer discretionary stocks. In terms of absolute performance, our materials & processing stocks generated the highest total return.

Although there were a few standout performances, our health care holdings on the whole did not live up to our expectations. Among the holdings that turned in unfavorable results were Cardinal Health, Gilead Sciences,

5

Forest Laboratories, Medtronic, St. Jude Medical, Boston Scientific, Aetna, UnitedHealth Group, Amgen, Genentech, and Biogen Idec.

Going forward, we think it’s reasonable to expect stocks to generally advance (with inevitable setbacks along the way). In the short term, we believe a number of catalysts are in place for a rising stock market in the remainder of 2005. Most importantly, we think that corporate earnings will be stronger than expected. If stocks are to rally, it will likely depend on how investors react to earnings reports.

So far the earnings reports have been mainly favorable. About 67% of the companies in the Standard & Poor’s 500 Index reported fourth-quarter earnings growth that exceeded Wall Street analysts’ estimates. (The historical average for positive earnings surprises is 59%.) We expect more such surprises for first-quarter earnings. Current estimates call for year-over-year earnings growth of 7.8% by S&P 500 companies in the first quarter. We think the actual number may turn out to be far higher, in the range of 11%–13%. (For all of 2005, the median forecast for S&P 500 companies’ earnings growth is 11.5%.) We think it is likely that the Federal Reserve will complete its interest rate hikes by midyear, which should help slow down the economy and ease investors’ minds about the threat of inflation, which in turn should set the stage for stock prices, in the aggregate, to advance.

Although there has been a good deal of hand-wringing about the prospect that above-average valuations will dampen the return potential of stocks, we think it’s telling that the differential between the earnings yield of S&P 500 companies and the yield of BBB-rated corporate bonds was almost exactly the same on March 31—0.91 percentage point—as it was at the bear market’s nadir in October 2002. What’s more, the price/earnings to earnings growth rate of growth stocks is lower than that of value stocks (which means growth stocks are attractively priced relative to value stocks in terms of prospective earnings power).

We continue to think that growth stocks, after lagging value stocks so markedly over the past five calendar years, will sooner or later revert to the mean and improve their relative performance. We don’t believe that the underperformance of growth stocks will persist, based on both probabilities and historical patterns. During the past eight decades, growth and value stocks have at times built substantial records of outperformance. But that performance premium has inevitably

6

disappeared, as the cold style thawed and the hot style fizzled. The economist Herbert Stein, chairman of the Council of Economic Advisers under Presidents Nixon and Ford, devised a principle he called Stein’s Rule: “If something can’t go on forever, it won’t.” As we see it, the underperformance of growth stocks can’t go on forever, so it won’t.

We also think that the underperformance of large-cap stocks, now in its sixth year, won’t go on forever. For one thing, large-caps are relatively inexpensive versus small-caps. For another, large companies’ earnings may outpace those of smaller firms.

The Growth Equity Fund, as always, is invested in stocks that we think have strong prospective earnings power and thus good return potential. Our holdings include stocks of companies in the Internet, health and wellness, brokerage, financial transaction-processing, energy, biotechnology, medical products, software, data-security, semiconductor, and wireless industries.

Bob Turner, CHAIRMAN AND CHIEF INVESTMENT OFFICER

TURNER INVESTMENT PARTNERS

APRIL 22, 2005

7

As of 3/31/2005	FUND PROFILE This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

GROWTH EQUITY FUND

Portfolio Characteristics
	Fund	Comparative Index*	Broad Index**

Number of Stocks	81	624	4,959
Median Market Cap	$33.1B	$45.5B	$26.7B
Price/Earnings Ratio	26.0x	22.6x	21.6x
Price/Book Ratio	4.2x	4.1x	2.7x
Yield	0.2%	1.1%	1.6%
Return on Equity	20.2%	22.2%	15.6%
Earnings Growth Rate	10.9%	13.1%	8.5%
Foreign Holdings	2.9%	0.0%	1.1%
Turnover Rate	152%†	--	--
Expense Ratio	0.77%†	--	--
Short-Term Reserves	0%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.94	1.00	0.92	1.00
Beta	1.07	1.00	1.11	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**

Auto &Transportation	2%	2%	3%
Consumer Discretionary	20	20	16
Consumer Staples	9	9	7
Financial Services	11	11	22
Health Care	24	24	12
Integrated Oils	0	0	5
Other Energy	2	2	4
Materials & Processing	2	2	4
Producer Durables	4	5	5
Technology	23	22	12
Utilities	1	1	6
Other	2	2	4

 *Russell 1000 Growth Index.
**Dow Jones Wilshire 5000 Index.
† Annualized.

Ten Largest Holdings (% of total net assets)

Johnson & Johnson	4.8%
(pharmaceuticals)
Pfizer Inc.	4.3
(pharmaceuticals)
Microsoft Corp.	3.4
(software)
Intel Corp.	3.1
(electronics)
PepsiCo, Inc.	3.1
(beverages)
The Procter & Gamble Co.	2.6
(consumer products)
Yahoo! Inc.	2.3
(media)
Dell Inc.	2.1
(computer hardware)
Wal-Mart Stores, Inc.	2.0
(retail)
WellPoint Inc.	1.9
(health care)

Top Ten	29.6%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

        Visit our website at Vanguard.com
for regularly updated fund information.

8

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

9

As of 3/31/2005	PERFORMANCE SUMMARY
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

GROWTH EQUITY FUND

Fiscal-Year Total Returns (%) September 30, 1994–March 31, 2005

*Six months ended March 31, 2005.
Note: See Financial Highlights table on page 16 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005
				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Growth Equity Fund	3/11/1992	-1.81%	-13.96%	8.06%	0.13%	8.19%

10

As of 3/31/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund's semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund's Forms N-Q on the SEC's website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room (see the back cover of this report for further information).

Growth Equity Fund	Shares	Market Value• (000)
COMMON STOCKS (98.6%)

Auto & Transportation (2.1%)
Harley-Davidson, Inc.	127,060	$7,339
*Yellow Roadway Corp.	59,410	3,478
Tidewater Inc.	89,290	3,470

		14,287

Consumer Discretionary (20.3%)
Casinos & Gambling (2.3%)
*MGM Mirage, Inc.	112,890	7,995
International Game Technology	177,030	4,720
Station Casinos, Inc.	47,730	3,224
Consumer Electronics (4.8%)
*Yahoo! Inc.	474,710	16,093
*Google Inc.	69,430	12,533
*VeriSign, Inc.	160,090	4,595
Entertainment (0.6%)
*DreamWorks Animation SKG, Inc.	104,630	4,259
Hotel/Motel (1.1%)
Marriott International, Inc.
Class A	117,520	7,857
Radio & Television Broadcasters (0.5%)
*Sirius Satellite Radio, Inc.	582,900	3,276
Restaurants (1.8%)
*Starbucks Corp.	128,270	6,626
Yum! Brands, Inc.	114,030	5,908
Retail (4.6%)
Wal-Mart Stores, Inc.	278,190	13,940
CDW Corp.	106,517	6,037
*Chico's FAS, Inc.	182,590	5,160
*Fisher Scientific International Inc.	82,910	4,719
*Urban Outfitters, Inc.	43,620	2,092

11

Growth Equity Fund	Shares	Market Value• (000)

Services--Commercial (3.4%)
*eBay Inc.	256,630	$9,562
Robert Half International, Inc.	197,910	5,336
*Monster Worldwide Inc.	189,890	5,326
*Cogent Inc.	121,660	3,063
Textile--Apparel Manufacturing (1.2%)
*Coach, Inc.	141,010	7,985

		140,306

Consumer Staples (8.5%)
PepsiCo, Inc.	398,290	21,121
The Procter & Gamble Co.	345,860	18,331
Colgate-Palmolive Co.	114,230	5,959
Sysco Corp.	157,310	5,632
Whole Foods Market, Inc.	48,770	4,981
*Constellation Brands, Inc.
Class A	53,040	2,804

		58,828

Financial Services (10.8%)
Paychex, Inc.	394,720	12,955
The Goldman Sachs Group, Inc.	110,440	12,147
American Express Co.	201,320	10,342
T. Rowe Price Group Inc.	143,050	8,494
Automatic Data Processing, Inc.	187,750	8,439
*CheckFree Corp.	191,370	7,800
Citigroup, Inc.	163,360	7,341
Prudential Financial, Inc.	119,500	6,859

		74,377

Health Care (23.5%)
Biotech Research & Production (1.4%)
*Amgen, Inc.	174,730	10,171
Drugs & Pharmaceuticals (12.4%)
Johnson & Johnson	493,000	33,110
Pfizer Inc.	1,143,310	30,035
*Gilead Sciences, Inc.	344,120	12,320
Sanofi-Synthelabo SA ADR	191,210	8,096
*Sepracor Inc.	40,970	2,352
Health & Personal Care (2.9%)
*WellPoint Inc.	105,850	13,268
*Medco Health Solutions, Inc.	134,910	6,687
Health Care Facilities (0.8%)
HCA Inc.	104,650	5,606
Health Care Management Services (1.7%)
*Caremark Rx, Inc.	291,090	11,580
Medical & Dental Instruments & Supplies (4.3%)
*Zimmer Holdings, Inc.	110,660	8,610
C.R. Bard, Inc.	90,790	6,181
*St. Jude Medical, Inc.	167,490	6,030
Cooper Cos., Inc.	79,820	5,819
*Kinetic Concepts, Inc.	49,980	2,981

		162,846

Materials & Processing (2.3%)
Dow Chemical Co.	119,390	5,952
Praxair, Inc.	102,000	4,882
Archer-Daniels-Midland Co.	193,970	4,768

		15,602

Other Energy (1.6%)
*Transocean Inc.	85,360	4,393
*Ultra Petroleum Corp.	67,470	3,428
*National-Oilwell Varco Inc.	64,260	3,001

		10,822

Producer Durables (4.0%)
*KLA-Tencor Corp.	220,720	10,155
Danaher Corp.	173,050	9,243
*Applied Materials, Inc.	520,080	8,451

		27,849

Technology (22.5%)
Communications Technology (2.2%)
QUALCOMM Inc.	264,250	9,685
*Comverse Technology, Inc.	217,020	5,473
Computer Services Software & Systems (6.6%)
Microsoft Corp.	976,220	23,595
*Oracle Corp.	710,330	8,865
*Cognizant Technology
Solutions Corp.	138,290	6,389
*Mercury Interactive Corp.	62,950	2,983
*Macromedia, Inc.	71,080	2,381
*Cognos Inc.	46,320	1,943
Computer Technology (4.7%)
*Dell Inc.	381,460	14,656
*Apple Computer, Inc.	232,390	9,684
*EMC Corp.	661,500	8,150
Electronics--Semiconductors/Components (8.1%)
Intel Corp.	928,330	21,565
Texas Instruments, Inc.	478,810	12,205
Xilinx, Inc.	403,830	11,804
*Marvell Technology Group Ltd.	268,770	10,305
Electronics--Technology (0.9%)
Rockwell Automation, Inc.	108,250	6,131

		155,814

12

	Shares	Market Value• (000)

Utilities (1.0%)
American Movil SA de
CV Series L ADR	134,350	$6,932

Other (2.0%)
Tyco International Ltd.	231,680	7,831
General Electric Co.	174,690	6,299

		14,130

TOTAL COMMON STOCKS
(Cost $634,408)		681,793

TEMPORARY CASH INVESTMENTS (0.5%)

Vanguard Market Liquidity
Fund, 2.748%**	667,016	667
Vanguard Market Liquidity
Fund, 2.748%**--Note G	2,889,900	2,890

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $3,557)		3,557

TOTAL INVESTMENTS (99.1%)
(Cost $637,965)		685,350

OTHER ASSETS AND LIABILITIES (0.9%)
Other Assets--Note C		18,647
Liabilities--Note G		(12,245)

		6,402

NET ASSETS (100%)

Applicable to 75,464,181 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$691,752

NET ASSET VALUE PER SHARE		$9.17

 •See Note A in Notes to Financial Statements.
 *Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield. ADR—American Depositary Receipt.

	Amount (000)	Per Share
AT MARCH 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$1,258,202	$16.67
Overdistributed Net
Investment Income	(980)	(.01)
Accumulated Net
Realized Losses	(612,855)	(8.12)
Unrealized Appreciation	47,385.63

NET ASSETS	$691,752	$9.17

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

13

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Growth Equity Fund Six Months Ended March 31, 2005 (000)

INVESTMENT INCOME
Income
Dividends	$2,558
Interest	21
Security Lending	36

Total Income	2,615

Expenses
Investment Advisory Fees--Note B
Basic Fee	1,451
Performance Adjustment	128
The Vanguard Group--Note C
Management and Administrative	1,217
Marketing and Distribution	69
Custodian Fees	25
Shareholders' Reports	22
Trustees' Fees and Expenses	1

Total Expenses	2,913
Expenses Paid Indirectly--Note D	(257)

Net Expenses	2,656

NET INVESTMENT LOSS	(41)

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	37,739

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	7,263

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,961

14

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Growth Equity Fund
	Six Months Ended Mar. 31, 2005 (000)	Year Ended Sept. 30, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income (Loss)	$(41)	$1,130
Realized Net Gain (Loss)	37,739	26,883
Change in Unrealized Appreciation (Depreciation)	7,263	3,625

Net Increase (Decrease) in Net Assets Resulting from Operations	44,961	31,638

Distributions
Net Investment Income	(899)	(1,780)
Realized Capital Gain	--	--

Total Distributions	(899)	(1,780)

Capital Share Transactions1
Issued	77,813	260,514
Issued in Lieu of Cash Distributions	856	1,727
Redeemed	(196,212)	(251,260)

Net Increase (Decrease) from Capital Share Transactions	(117,543)	10,981

Total Increase (Decrease)	(73,481)	40,839

Net Assets
Beginning of Period	765,233	724,394

End of Period	$691,752	765,233

1Shares Issued (Redeemed)
Issued	8,454	28,624
Issued in Lieu of Cash Distributions	89	190
Redeemed	(21,217)	(27,778)

Net Increase (Decrease) in Shares Outstanding	(12,674)	1,036

15

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Growth Equity Fund

		Year Ended September 30,
For a Share Outstanding Throughout Each Period	Six Months Ended Mar. 31, 2005	2004	2003	2002	2001	2000*

Net Asset Value, Beginning of Period	$8.68	$8.32	$6.33	$8.23	$18.68	$15.88

Investment Operations
Net Investment Income (Loss)	(.002)	.01	.018	.01	(.01)	(.01)
Net Realized and Unrealized Gain (Loss) on Investments	.503	.37	1.990	(1.91)	(10.44)	7.33

Total from Investment Operations	.501	.38	2.008	(1.90)	(10.45)	7.32

Distributions
Dividends from Net Investment Income	(.011)	(.02)	(.018)	--	--	--
Distributions from Realized Capital Gains	--	--	--	--	--	(4.52)

Total Distributions	(.011)	(.02)	(.018)	--	--	(4.52)

Net Asset Value, End of Period	$9.17	$8.68	$8.32	$6.33	$8.23	$18.68

Total Return	5.77%	4.56%	31.79%	-23.09%	-55.94%	51.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$692	$765	$724	$500	$625	$918
Ratio of Total Expenses to
Average Net Assets	0.77%**†	0.72%†	0.54%†	0.58%†	0.77%†	0.74%
Ratio of Net Expenses to
Average Net Assets--Note D	0.70%**†	0.61%†	0.42%†	0.43%†	0.59%†	0.72%
Ratio of Net Investment Income (Loss) to
Average Net Assets	(0.01%)**	0.14%	0.25%	0.12%	(0.10%)	(0.19%)
Portfolio Turnover Rate	152%**	162%	220%	273%	357%	303%

 *Turner Growth Equity Fund reorganized into Vanguard Growth Equity Fund effective June 12, 2000.
**Annualized
† Includes performance-based investment advisory fee increases (decreases) of 0.03% for 2005, (0.04%) for 2004, (0.29%) for 2003, (0.20%) for 2002, and (0.05%) for 2001.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

16

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.      Turner Investment Partners provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 1000 Growth Index. For the six months ended March 31, 2005, the investment advisory fee represented an effective annual basic rate of 0.39% of the fund’s average net assets before an increase of $128,000 (0.03%) based on performance.

C.      The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2005, the fund had contributed capital of $93,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.      The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2005, these arrangements reduced the fund’s expenses by $257,000 (an annual rate of 0.07% of average net assets).

17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

E.      Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2004, the fund had available realized losses of $650,442,000 to offset future net capital gains of $18,905,000 through September 30, 2009, $495,055,000 through September 30, 2010, and $136,482,000 through September 30, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2005, net unrealized appreciation of investment securities for tax purposes was $47,385,000, consisting of unrealized gains of $67,432,000 on securities that had risen in value since their purchase and $20,047,000 in unrealized losses on securities that had fallen in value since their purchase.

F.      During the six months ended March 31, 2005, the fund purchased $570,134,000 of investment securities and sold $695,861,000 of investment securities other than temporary cash investments.

G.      The market value of securities on loan to broker/dealers at March 31, 2005, was $2,678,000, for which the fund received cash collateral of $2,890,000.

18

ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2005
Growth Equity Fund	Beginning Account Value 9/30/2004	Ending Account Value 3/31/2005	Expenses Paid During Period*

Based on Actual
Fund Return	$1,000.00	$1,057.65	$3.95
Based on Hypothetical
5% Yearly Return	1,000.00	1,021.09	3.88

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.77%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

19

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospec tive investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online. You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q5442 052005

Vanguard® PRIMECAP Core Fund

March 31, 2005

CONTENTS

 1 CHAIRMAN'S LETTER
 5 ADVISOR'S REPORT
 8 FUND PROFILE
 9 GLOSSARY OF INVESTMENT TERMS
10 PERFORMANCE SUMMARY
11 FINANCIAL STATEMENTS
19 ADVISORY AGREEMENT
20 ADVANTAGES OF VANGUARD.COM

SUMMARY

* Vanguard PRIMECAP Core Fund returned 1.6% during its first few months of operation.
* The advisor spent the period establishing the fund's investment profile, which has some similarities to--and some important differences from-- the profiles of other Vanguard funds advised by PRIMECAP Management.
* The fund outperformed its comparative standards during the abbreviated period.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN’S LETTER

Dear Shareholder,

This is our first report to shareholders of Vanguard PRIMECAP Core Fund, which debuted on December 9, 2004. In the subsequent three-plus months, a period of general weakness in the stock market, the fund returned 1.6%. It’s pleasant to note that the fund topped the returns of its comparative standards, but the period was far too brief for the results to mean much of anything.

The past few months have been a period of portfolio construction, as PRIMECAP Management, the fund’s advisor, deployed assets into stocks from the full range of market capitalizations, representing a variety of industries. The fund established heavy weightings in technology and health care stocks, which delivered mixed results during the brief period.

Total Returns	December 9, 2004, to March 31, 2005

Vanguard PRIMECAP Core Fund	1.6%
MSCI US Prime Market 750 Index	0.3
Average Multi-Cap Core Fund*	0.2

*Derived from data provided by Lipper Inc.

The fund’s return and those of its comparative standards are presented in the adjacent table. Its starting and ending share prices appear in the table on page 4. There were no distributions to shareholders during the period.

STOCKS FALTERED AFTER YEAR-END SURGE

The six-month period in which the fund began operations saw continued consistent growth in the U.S. economy. The broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, ended the fiscal half-year with a return of 7.7%. However, a closer look shows that the period presented a twofold tale: a postelection surge in stocks through the end of 2004, followed by a weakening stock market in 2005 as investors worried about signs of accelerating inflation and sharply increased prices for commodities, particularly energy.

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During the six months, small- and mid-capitalization stocks outpaced their large-cap counterparts, and value stocks outpaced growth—a now-familiar pattern. In fact, in the five years since the March 2000 bursting of the market bubble inflated by large growth stocks, small-and mid-cap stocks have far outdistanced their large-cap counterparts, and value issues have led growth. Not surprisingly, for the six months ended March 31, the top performers were energy-related stocks, which benefited from higher oil prices and increased worldwide demand.

Among international stocks, emerging markets continued to outperform developed markets. Reversing 2004‘s anxiety-inducing trend, the U.S. dollar rebounded modestly against major foreign currencies in early 2005. For the six-month period, international equities posted outstanding returns compared with U.S. stocks.

BOND RESULTS WERE MIXED

Many bond investors continued to anticipate a broad increase in interest rates. As expected, the Federal Reserve Board made “measured” increases in its target for the federal funds rate, which ended the period at 2.75%. The flattening of the U.S. Treasury yield curve continued, as yields of short-maturity bonds rose more than those of long-maturity issues. The rise in the short end of the government yield curve closely followed the Fed’s four quarter-point increases in the target federal funds rate during the half-year.

Market Barometer	Total Returns Periods Ended March 31, 2005
	Six Months	One Year	Five Years*

Stocks
Russell 1000 Index (Large-caps)	7.7%	7.2%	-3.0%
Russell 2000 Index (Small-caps)	8.0	5.4	4.0
Dow Jones Wilshire 5000 Index	7.7	7.1	-2.6
(Entire market)
MSCI All Country World Index
ex USA (International)	15.8	16.1	-0.1

Bonds
Lehman Aggregate Bond Index	0.5%	1.1%	7.1%
(Broad taxable market)
Lehman Municipal Bond Index	1.2	2.7	6.6
Citigroup 3-Month Treasury Bill Index	1.0	1.6	2.6

CPI
Consumer Price Index	1.8%	3.1%	2.5%

*Annualized

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned only 0.5%. Across the maturity spectrum, corporate bonds generally performed much the same as government securities, and municipal bond returns were nearly flat. The yield of the 3-month Treasury bill, a proxy for money market yields, ended the six months at 2.77%.

2

FUND’S PROFILE EMERGED

During its first few months of operation, Vanguard PRIMECAP Core Fund established portfolio positions exemplifying the distinctive, research-intensive approach that the advisor has used to excellent effect in other Vanguard portfolios. Typical of this approach is a willingness to hold significant weightings in stocks and companies that, according to PRIMECAP Management research, are poised to deliver growth not yet reflected in their stock prices. At the end of the quarter, for example, the fund held almost 10% of its assets in just three pharmaceutical giants. The advisor also is willing to avoid significant sectors of the market, such as financial services companies. In the advisor’s judgment, these companies’ complex financial statements make them difficult to value.

Annualized Expense Ratios: Your fund compared with its peer group

PRIMECAP Core Fund	0.74%
Average Multi-Cap Core Fund*	1.36

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

A key difference between PRIMECAP Core Fund and other Vanguard portfolios managed by the same advisor is that your fund is expected to hold stocks from a broader range of market segments—not just the growth-oriented issues that are the focus of Vanguard PRIMECAP and Capital Opportunity Funds, but also small, medium, and large stocks in which growth prospects may not be as compelling as other sources of value.

As I noted at the start of this letter, the fund is so new that its 1.6% return for the December 9–March 31 period is almost meaningless. The advisor typically evaluates a company’s prospects over a three- to five-year horizon. In evaluating a fund, investor’s should adopt a similar perspective. In any case, during its first few months of operation, the fund earned its strongest results in the strongly performing energy sectors, and experienced the weakest returns in health care and financial services stocks.

LESSONS IN LONG-TERM PERSPECTIVE

Over time, we expect the strategic long-term focus guiding Vanguard PRIMECAP Core Fund to produce competitive returns. Perhaps just as important, the approach can serve as a continual reminder to shareholders about employing discipline and perspective to manage their own investment programs. As always, we recommend that you establish

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an asset allocation that includes low-cost stock, bond, and money market funds in proportions appropriate to your unique circumstances—then tune out the market noise and allow your strategy to unfold.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 15, 2005

Your Fund's Performance at a Glance			December 9, 2004-March 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

PRIMECAP Core Fund	$10.00	$10.16	$0.00	$0.00

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ADVISOR’S REPORT

This letter is our first report to shareholders of Vanguard PRIMECAP Core Fund, which began operations on December 9, 2004. During the period ended March 31, 2005, the fund returned 1.6%, as we invested the fund’s initial cash inflows in the stock market. Over the three-plus months, the fund outperformed its comparative standards.

THE INVESTMENT ENVIRONMENT

Today’s market environment is overshadowed by uncertainties not too dissimilar from those that have been in place for some time. A significant difference is that we are now in a later stage of the business cycle, and after two consecutive years of strong returns, the stock market is well above its bear-market trough. These gains were certainly justified by a strong earnings recovery, but it’s important to note that earnings were rebounding from a very depressed base. Continued growth in earnings (and gains in the equity markets) will be more challenging. The economy has already recovered from recessionary levels, corporate profit margins have most likely peaked, and earnings growth rates appear to be decelerating. In addition, if interest rates rise, consumers will no longer be able to use their homes as cash machines, meaning that continued growth in demand and earnings will need to be driven by the corporate sector.

Investment Philosophy

The fund reflects a belief that superior long-term investment results can be achieved by selecting stocks, from a broad range of industries and market capitalizations, that are priced below the fundamental value of the underlying companies. The investment advisor bases its selections on its assessment of factors such as a company’s industry position, its growth potential, and its expected profitability.

THE FUND’S SUCCESSES

It’s premature to talk about the successes (or shortfalls) of a fund that has been operating for a little more than three months. (Indeed, the actual purchase of the portfolio’s holdings has taken place over an even more compressed time frame.) Our successes were the same as those of the stock market, only more pronounced. Like the stock market, the fund earned strong returns in energy-related stocks. It earned an especially strong return from the oil company Unocal, which is set to be acquired

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by ChevronTexaco. The fund also earned strong returns from ag-biotechnology company Monsanto and Potash Corporation of Saskatchewan, which benefited from strong supply-and-demand fundamentals for fertilizer.

THE FUND’S SHORTFALLS

Our shortfalls were concentrated in the health care and financial services sectors. In health care, the fund sustained a sizable loss from Biogen Idec, a biotech company that was forced to withdraw a promising multiple sclerosis medicine from the market after studies suggested that the drug might be associated with a rare disease of the central nervous system. The stock lost nearly half its value. However, our original investment thesis for the company remains intact, based on Biogen’s high level of research spending and the remainder of its drug portfolio. In the financial services sector, the fund experienced poor returns from insurance companies American International Group and Marsh & McLennan.

OUR OUTLOOK

A key factor in the prospective return for equities will be the movement of long-term interest rates. The Federal Reserve Board continues to raise interest rates in an effort to prevent a further bubble in housing and to restrain inflation. Its objective is complicated by a growing trade deficit, rising commodity prices, and a doubling in energy prices over the past year. Thus far, the Fed’s rate hikes have merely flattened the yield curve, as long rates have remained largely unchanged. For now, with the yield of the 10-year U.S. Treasury note remaining below 4.5%, a Standard & Poor’s 500 Index forward price/earnings multiple of 17x appears reasonable in our opinion. If rates rise, however, such a valuation would be less attractive.

We are optimistic that the U.S. economy will continue to expand and that business spending will increase, though perhaps in a stutter-step fashion rather than a straight line. We’ve positioned the portfolio accordingly, favoring the industrial sectors over consumer-oriented industries. For example, we have been adding aggressively to our holdings in the technology sector. To a lesser extent, we have also been buying industrial- and materials-related stocks. We also maintain a high level of conviction in the prospects of the health care sector, particularly

6

the large pharmaceutical companies, which have recently been available at some of their most attractive relative valuations in a decade.

Vanguard PRIMECAP Core Fund gives us exceptional flexibility to invest in stocks that seem poised for unexpectedly strong earnings growth. We expect to hold stocks commonly perceived as “growth” stocks, as well as intriguing, if slower-growing, companies that are thought of as “value” stocks. We’ll also select stocks from the full range of market capitalizations. We look forward to reporting to you six months hence.

Howard B. Schow
PORTFOLIO MANAGER

Theo A. Kolokotrones
PORTFOLIO MANAGER

Joel P. Fried
PORTFOLIO MANAGER

Mitchell J. Milias
PORTFOLIO MANAGER

Alfred W. Mordecai
PORTFOLIO MANAGER

PRIMECAP MANAGEMENT COMPANY

APRIL 15, 2005

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As of 3/31/2005	FUND PROFILE This Profile provides a snapshot of the fund’s characteristics, compared where indicated with an unmanaged market index. Key terms are defined on page 9.
PRIMECAP CORE FUND
Portfolio Characteristics
	Fund	Comparative Index*

Number of Stocks	93	753
Median Market Cap	$17.6B	$45.5B
Price/Earnings Ratio	23.2x	18.7x
Price/Book Ratio	2.9x	2.8x
Yield	0.5%	1.8%
Return on Equity	13.1%	19.4%
Earnings Growth Rate	4.5%	10.7%
Foreign Holdings	14.4%	0.0%
Turnover Rate	2%**	--
Expense Ratio	0.74%**	--
Short-Term Reserves	12%	--

Sector Diversification (% of portfolio)
	Fund	Comparative Index*

Auto & Transportation	5%	2%
Consumer Discretionary	12	14
Consumer Staples	0	7
Financial Services	7	21
Health Care	18	13
Integrated Oils	3	6
Other Energy	5	4
Materials & Processing	12	3
Producer Durables	6	4
Technology	16	13
Utilities	2	7
Other	2	6

Short-Term Reserves	12%	--

 *MSCI US Prime Market 750 Index.
**Annualized.

Ten Largest Holdings (% of total net assets)

Eli Lilly & Co.	3.5%
(pharmaceuticals)
Novartis AG ADR	3.4
(pharmaceuticals)
Pfizer Inc.	3.0
(pharmaceuticals)
Southwest Airlines Co.	2.7
(transportation services)
Unocal Corp.	2.4
(energy and utilities)
Corning, Inc.	2.4
(electronics)
Intuit, Inc.	2.3
(computer software)
ASML Holding (New York)	2.2
(electronics)
Schlumberger Ltd.	1.8
(energy and utilities)
Agilent Technologies, Inc.	1.8
(electronics)

Top Ten	25.5%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

Visit our website at Vanguard.com
for regularly updated fund information.

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GLOSSARY OF INVESTMENT TERMS

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

9

As of 3/31/2005	PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

PRIMECAP CORE FUND

Fiscal-Year Total Returns (%) December 9, 2004*–March 31, 2005

*Inception.

Total Returns Since Inception for period ended March 31, 2005
	Inception Date	Since Inception

PRIMECAP Core Fund	12/9/2004	1.60%
Fee-Adjusted Return*		0.58

*Reflective of the 1% fee assessed on redemptions of shares held for less than one year.

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As of 3/31/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

PRIMECAP Core Fund	Shares	Market Value• (000)
COMMON STOCKS (89.4%)

Auto & Transportation (5.5%)
Southwest Airlines Co.	1,007,825	$14,351
Union Pacific Corp.	128,000	8,922
FedEx Corp.	25,975	2,440
Burlington Northern
Santa Fe Corp.	40,000	2,157
Canadian National Railway Co.	33,100	2,096

		29,966

Consumer Discretionary (11.8%)
Eastman Kodak Co.	210,000	6,835
The Walt Disney Co.	220,000	6,321
The News Corp., Inc.	340,175	5,756
TJX Cos., Inc.	233,425	5,749
Nordstrom, Inc.	94,200	5,217
*DirecTV Group, Inc.	357,825	5,160
*Dolby Laboratories Inc.	153,000	3,595
*Kohl's Corp.	69,500	3,588
Mattel, Inc.	140,000	2,989
Best Buy Co., Inc.	46,500	2,511
Target Corp.	49,450	2,473
*IAC/InterActiveCorp	110,000	2,450
Costco Wholesale Corp.	50,000	2,209
*Time Warner, Inc.	123,250	2,163
*eBay Inc.	57,400	2,139
*VeriSign, Inc.	60,000	1,722
Lowe's Cos., Inc.	21,800	1,245
*Google Inc.	5,500	993
Liberty Media Corp.	80,000	830

		63,945

Financial Services (7.1%)
The Chubb Corp.	116,975	9,273
Marsh & McLennan Cos., Inc.	230,675	7,017
The Bank of New York Co., Inc.	204,200	5,932
American International Group, Inc.	93,425	5,177
Paychex, Inc.	100,000	3,282
Fannie Mae	60,000	3,267
MBIA, Inc.	36,425	1,904

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PRIMECAP Core Fund	Shares	Market Value• (000)

JPMorgan Chase & Co.	54,275	1,878
First Data Corp.	23,000	904

		38,634

Health Care (18.7%)
Eli Lilly & Co.	367,600	19,152
Novartis AG ADR	390,800	18,282
Pfizer Inc.	619,350	16,270
Medtronic, Inc.	184,600	9,405
Roche Holdings AG	85,000	9,146
*Chiron Corp.	230,000	8,064
*Biogen Idec Inc.	229,425	7,917
*Sepracor Inc.	102,525	5,886
Guidant Corp.	42,275	3,124
GlaxoSmithKline PLC ADR	57,500	2,640
*Amgen, Inc.	17,500	1,019
*Genzyme Corp.-General Division	9,100	521

		101,426

Integrated Oils (3.0%)
Unocal Corp.	214,800	13,251
Murphy Oil Corp.	27,500	2,715

		15,966

Other Energy (5.5%)
Schlumberger Ltd.	136,450	9,617
*Cooper Cameron Corp.	90,000	5,149
EOG Resources, Inc.	80,000	3,899
Kerr-McGee Corp.	40,000	3,133
Pioneer Natural Resources Co.	72,900	3,114
*Transocean Inc.	48,425	2,492
EnCana Corp.	22,450	1,581
Arch Coal, Inc.	18,000	774

		29,759

Materials & Processing (11.9%)
Avery Dennison Corp.	147,425	9,130
Weyerhaeuser Co.	126,600	8,672
Dow Chemical Co.	127,725	6,367
*Inco Ltd.	159,475	6,347
Monsanto Co.	89,075	5,745
Bunge Ltd.	100,000	5,388
Alcoa Inc.	166,600	5,063
Vulcan Materials Co.	86,000	4,887
Potash Corp. of
Saskatchewan, Inc.	35,700	3,124
Newmont Mining Corp.
(Holding Co.)	70,000	2,958
Praxair, Inc.	55,075	2,636
Fluor Corp.	36,125	2,002
International Paper Co.	50,000	1,840
Minerals Technologies, Inc.	6,500	428

		64,587

Producer Durables (6.2%)
*ASML Holding (New York)	702,800	11,786
*Agilent Technologies, Inc.	429,550	9,536
*Applied Materials, Inc.	375,000	6,094
*LM Ericsson Telephone Co.
ADR Class B	140,000	3,948
Caterpillar, Inc.	20,475	1,872

		33,236

Technology (16.0%)
*Corning, Inc.	1,170,000	13,022
*Intuit, Inc.	286,400	12,536
Texas Instruments, Inc.	365,000	9,304
Microsoft Corp.	317,700	7,679
Sony Corp. ADR	165,000	6,603
*Comverse Technology, Inc.	257,125	6,485
Intel Corp.	264,300	6,140
*Oracle Corp.	424,400	5,297
*Nortel Networks Corp.	1,450,000	3,959
Motorola, Inc.	260,000	3,892
*Accenture Ltd.	135,400	3,270
QUALCOMM Inc.	85,000	3,115
*Research In Motion Ltd.	39,000	2,980
Raytheon Co.	42,875	1,659
*Symantec Corp.	34,200	729

		86,670

Utilities (1.6%)
*Comcast Corp. Class A	150,000	5,067
Sprint Corp.	159,950	3,639

		8,706

Other (2.1%)
*Berkshire Hathaway Inc.
Class B	2,500	7,140
3M Co.	50,000	4,285

		11,425

TOTAL COMMON STOCKS
(Cost $482,529)		484,320

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	Shares	Market Value• (000)
TEMPORARY CASH INVESTMENTS (13.5%)

Vanguard Market
Liquidity Fund,
2.748%**	66,250,299	$66,250
Vanguard Market
Liquidity Fund,
2.748%**--Note F	6,760,900	6,761

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $73,011)		73,011

TOTAL INVESTMENTS (102.9%)
(Cost $555,540)		557,331

OTHER ASSETS AND LIABILITIES (-2.9%)

Other Assets--Note C		3,165
Liabilities--Note F		(19,052)

		(15,887)

NET ASSETS (100%)

Applicable to 53,269,842 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$541,444

NET ASSET VALUE PER SHARE		$10.16

•See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

	Amount (000)	Per Share
AT MARCH 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$538,885	$10.12
Undistributed Net
Investment Income	776.01
Accumulated Net Realized Losses	(8)	--
Unrealized Appreciation	1,791.03

NET ASSETS	$541,444	$10.16

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

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STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

PRIMECAP Core Fund December 9, 2004* to March 31, 2005 (000)

INVESTMENT INCOME
Income
Dividends	$1,231
Interest	415

Total Income	1,646

Expenses
Investment Advisory Fees--Note B	543
The Vanguard Group--Note C
Management and Administrative	311
Marketing and Distribution	4
Custodian Fees	9
Shareholders' Reports	3

Total Expenses	870

NET INVESTMENT INCOME	776

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	(8)

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	1,791

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,559

*Inception

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STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the reporting period. The Operations section summarizes information detailed in the Statement of Operations. The fund has not yet made any Distributions to shareholders. The Capital Share Transactions section shows the amount shareholders invested in the fund, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

PRIMECAP Core Fund
December 9, 2004* to March 31, 2005
(000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$776
Realized Net Gain (Loss)	(8)
Unrealized Appreciation (Depreciation)	1,791

Net Increase (Decrease) in Net Assets Resulting from Operations	2,559

Distributions
Net Investment Income	--
Realized Capital Gain	--

Total Distributions	--

Capital Share Transactions1
Issued	544,109
Issued in Lieu of Cash Distributions	--
Redeemed**	(5,224)

Net Increase (Decrease) from Capital Share Transactions	538,885

Total Increase (Decrease)	541,444

Net Assets
Beginning of Period	--

End of Period	$541,444

1Shares Issued (Redeemed)
Issued	53,790
Issued in Lieu of Cash Distributions	--
Redeemed	(520)

Net Increase (Decrease) in Shares Outstanding	53,270

*Inception **Net of redemption fees of $51,000

15

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

PRIMECAP Core Fund
For a Share Outstanding Throughout the Period	December 9, 2004* to March 31, 2005

Net Asset Value, Beginning of Period	$10.00

Investment Operations
Net Investment Income	.01
Net Realized and Unrealized Gain (Loss) on Investments**	.15

Total from Investment Operations	.16

Distributions
Dividends from Net Investment Income	--
Distributions from Realized Capital Gains	--

Total Distributions	--

Net Asset Value, End of Period	$10.16

Total Return**	1.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$541
Ratio of Total Expenses to Average Net Assets	0.74%†
Ratio of Net Investment Income to Average Net Assets	0.71%†
Portfolio Turnover Rate	2%†

*Inception
**Total return does not reflect the 1%
fee assessed on redemptions of shares held for less than one year
† Annualized

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE fiNANCIAL STATEMENTS.

16

NOTES TO FINANCIAL STATEMENTS

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan.

Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B.      PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the period ended March 31, 2005, the investment advisory fee represented an effective annual rate of 0.44% of the fund’s average net assets.

C.      The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

D.      Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At March 31, 2005, net unrealized appreciation of investment securities for tax purposes was $1,791,000, consisting of unrealized gains of $19,000,000 on securities that had risen in value since their purchase and $17,209,000 in unrealized losses on securities that had fallen in value since their purchase.

E.      During the period ended March 31, 2005, the fund purchased $484,005,000 of investment securities and sold $1,468,000 of investment securities, other than temporary cash investments.

 F.     The market value of securities on loan to broker/dealers at March 31, 2005, was $6,599,000, for which the fund received cash collateral of $6,761,000.

18

TRUSTEES APPROVE ADVISORY AGREEMENT

The board of trustees of Vanguard PRIMECAP Core Fund has approved an agreement with PRIMECAP Management Company for the fund’s investment advisory responsibilities. The board determined that hiring PRIMECAP Management was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and overall performance record. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the fund’s investment management process, and it took into account the organizational depth and stability of the advisory firm. PRIMECAP Management has a long tenure as investment advisor for Vanguard funds, dating to November 1984. The firm manages Vanguard PRIMECAP Fund, Vanguard Capital Opportunity Fund, and Vanguard Variable Insurance Fund-Capital Growth Portfolio. PRIMECAP Management has provided high-quality investment management to the funds over both short-and long-term periods, as demonstrated by the performanceof the funds relative to their peers and the broad U.S. stock market.

INVESTMENT PERFORMANCE

The fund, which was launched on December 9, 2004, has not yet established a performance history. However, the board analyzed the investment strategy that will be used by PRIMECAP Management in its duties as the PRIMECAP Core Fund’s investment advisor. This strategy has delivered excellent results for the firm’s non-mutual-fund clients. The board also took into consideration the excellent performance record of the other funds that PRIMECAP Management manages for Vanguard.

COST

The fund’s expense ratio is expected to be far below the average expense ratio charged by funds in the fund’s peer group. The fund’s advisory fee is expected to be significantly lower than that of the peer-group average. Information about the fund’s expense ratio appears on page 3 of this report as well as in the “Financial Statements” section, which also includes information about the advisory fee rate. The board does not consider profitability of the advisor in determining whether to approve the advisory fee because the advisor is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

THE BENEFIT OF ECONOMIES OF SCALE

Shareholders in Vanguard PRIMECAP Core Fund benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule, which reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the board after that for successive one-year periods.

19

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you’re like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you—and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Education and Research Funds & Stocks sections to:

• Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.
• Find out how much to save for retirement and your children’s college education—by using our planning tools.
• Learn how to achieve your goals—by reading our PlainTalk® investment guides.
• Find your next fund—by using the Compare Funds, Compare Fund Costs, and Narrow Your Fund Choices tools.
• Look up fund price, performance history, and distribution information—in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

• See what you own (at Vanguard and elsewhere) and how your investments are doing.
• Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
• Analyze your portfolio’s holdings and performance.
• Open new accounts, buy and sell shares, and exchange money between funds—securely and easily.
• Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets

Find out what Vanguard.com can do for you. Log on today!

20

INVEST WITH VANGUARD FOR YOUR RETIREMENT

Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals. A Vanguard traditional IRA enables you to make deductible or nondeductible contributions that can grow tax-deferred until you take distributions in retirement, while a Vanguard Roth IRA allows you to make nondeductible contributions with tax-free withdrawals when you take qualified distributions.

With either type of Vanguard IRA®, your investment options include:

• Vanguard mutual funds

Select from our comprehensive lineup of more than 70 low-cost mutual funds suitable for retirement investing—all with no sales commissions—to help you reach your retirement goals. We offer a broad selection of stock, bond, balanced, and money market funds.

• Vanguard Target Retirement Funds

Choose a single, all-in-one portfolio that is professionally managed and well diversified. It automatically shifts from a more aggressive to a more conservative asset allocation as your target retirement date approaches, so you can leave the time-consuming details of portfolio management to Vanguard.

• Other investment options

Consolidate and build your portfolio in a single account that provides access to the universe of stocks, bonds, options, certificates of deposit (CDs), exchange-traded funds (ETFs), and non-Vanguard mutual funds through Vanguard Brokerage Services®.

ROLLOVER OPTIONS

When you change jobs or retire, you can take greater control of your investments by rolling over your assets in an employer-sponsored retirement plan to a Vanguard IRA. To initiate a rollover, visit Vanguard.com, where you can complete our easy online application. You can also print out the application and mail it to us—or call a Vanguard retirement specialist at 800-205-6189.

For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-992-8327 for non-Vanguard funds offered through Vanguard Brokerage Services, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

MAXIMIZE YOUR RETIREMENT INVESTMENTS

Are you taking full advantage of your IRA? You should be. With increased contribution limits, these tax-advantaged accounts are powerful options for retirement savers. To take full advantage of your retirement account, consider these simple, but important, steps:

• Contribute the maximum amount each year.

If you invest as much in your IRA as the law allows—$4,000 for 2005 if you are under the age of 50, and $4,500 if you are aged 50 or older—you will increase your chances of meeting your retirement goals. Provided you meet the eligibility requirements, max out your contribution every year you can.

• Make automatic contributions.

You can make regular contributions to your IRA by taking advantage of Vanguard’s Automatic Investment Plan, which deducts your contributions from your bank account on a schedule you select—making retirement investing a healthy habit.

• Keep your savings on course.

Unless you’ve invested in a Vanguard Target Retirement Fund, you should rebalance your account periodically to ensure that your target asset allocations are aligned to meet your retirement objectives.

• Protect those you care about.

You determine who will receive your retirement assets after your death, so it’s important to keep your beneficiary designations up to date. They will generally override any other instructions—even those in your will.

• Adopt a long-term approach.

A successful investment strategy requires a long-term perspective and staying on course—even when the financial markets are declining. Market-timing and performance-chasing are losing strategies that can cause you to stray from the path to your retirement goals.

If you have any questions about IRAs or would like to talk to a Vanguard retirement specialist, call 800-205-6189.

THIS PAGE INTENTIONALLY LEFT BLANK.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard Brokerage Services, Vanguard.com,

Vanguard IRA, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online. You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

For more information about Vanguard funds, visit www.vanguard.com, or call 800-662-7447, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q12202 052005

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 17, 2005

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	May 17, 2005

*By Power of Attorney. See File Number 002-14336, filed on December 20, 2004.
Incorporated by Reference.